                                                                      EXHIBIT 13



                SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS


The standardized and nonstandardized average annual total returns are computed according to the formula described below. A hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending reedemable values as of the most recent fiscal year end, for the calendar year-to-date (nonstandardized only), and over a 1-year, 3-year (nonstandardized only), 5-year, and 10-year period, or since inception if a Funding Option has not been in existence for one of the prescribed periods.

           1/n
T = (ERV/P)   -1 where:

      T     =     average annual total return
      P     =     a hypothetical initial payment of $1,000
      n     =     the applicable year (1, 3, 5, 10) or portion thereof
      ERV   =     ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of each of the periods

Both the standardized and nonstandardized performance returns reflect the deduction for the management fees and other expenses for a Funding Option, the mortality and expense risk charge and the administrative expense charge.

For Funding Options that were in existence prior to the date they became available under the Separate Account, the standardized average total return quotations may be accompanied by returns showing the investment performance that such Fund Options would have achieved (reduced by applicable charges/fees had they been held under the Contract for the period quoted. The total return quotations are based on historical earnings and are not necessarily representative of future performance.

Standardized Method
The standardized returns take into consideration all fees and/or charges applicable to the Funding Option or contract, for both the standard death benefit and the enhanced death benefit.

Under the standardized method, the $40 annual contract administrative charge is reflected in the calculation and is assumed to be deducted at the end of August each year. It is expressed as a percentage of assets based on the actual fees collected (or, anticipated, if a new product) divided by the average net assets (or, anticipated average net assets, if a new product) for contracts sold under the prospectus for each year for which performance is shown.

Nonstandardized Method
Nonstandardized returns do not reflect the deduction of the $40 annual administrative charge, which, if reflected, would decrease the level of performance shown.

For a Schedule of the Computation of the Historical Total Return Quotations, see attached.

Unit Values

------------------------------------------------------------
Product                                           MARQUIS
------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                      Data
--------------------------------------------------------------------------------------------------
Fund_Name                                         M_E               12/31/97      12/31/96-1yr
--------------------------------------------------------------------------------------------------
AIM Capital Appreciation                          ME_170            1.191873        1.080877
                                                  STD_170           1.191452        1.080692
                                                  ME_185            1.187920        1.078897
                                                  STD_185           1.187500        1.078713
--------------------------------------------------------------------------------------------------
Delaware Group Premium Small Cap Value Fund       ME_170            1.898434        1.452268
                                                  STD_170           1.897100        1.451507
                                                  ME_185            1.887143        1.445752
                                                  STD_185           1.885817        1.444994
--------------------------------------------------------------------------------------------------
Delaware Investments REIT Series                  ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
--------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation Portfolio            ME_170            2.180468        1.731514
                                                  STD_170           2.178501        1.730289
                                                  ME_185            2.165207        1.721934
                                                  STD_185           2.163262        1.720720
--------------------------------------------------------------------------------------------------
Dreyfus Small Cap Portfolio                       ME_170            12.845334       11.189649
                                                  STD_170           12.829935       11.178219
                                                  ME_185            12.708038       11.086538
                                                  STD_185           12.692820       11.075227
--------------------------------------------------------------------------------------------------
Fidelity Large Cap Portfolio                      ME_170            1.351496        1.126582
                                                  STD_170           1.350997        1.126380
                                                  ME_185            1.348830        1.126029
                                                  STD_185           1.348338        1.125826
--------------------------------------------------------------------------------------------------
Franklin Small Cap Investments Fund Class II      ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
--------------------------------------------------------------------------------------------------
Jurika & Voyles Core Equity Portfolio             ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
--------------------------------------------------------------------------------------------------
Lazard International Stock                        ME_170            1.141923        1.073079
                                                  STD_170           1.141495        1.072884
                                                  ME_185            1.139513        1.072418
                                                  STD_185           1.139088        1.072222
--------------------------------------------------------------------------------------------------
MFS Research Portfolio                            ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
--------------------------------------------------------------------------------------------------
Montgomery Variable Series Growth Fund            ME_170            1.584826        1.253460
                                                  STD_170           1.584263        1.253243
                                                  ME_185            1.580419        1.251816
                                                  STD_185           1.579857        1.251599
--------------------------------------------------------------------------------------------------
NWQ Large Cap Portfolio                           ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
--------------------------------------------------------------------------------------------------
OCC Accumulation Trust Equity Portfolio           ME_170            3.987666        3.202111
                                                  STD_170           3.980550        3.196992
                                                  ME_185            3.950710        3.175555
                                                  STD_185           3.943659        3.170477
--------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund          ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
--------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                ME_170            1.435758        1.282599
                                                  STD_170           1.434729        1.281910
                                                  ME_185            1.428241        1.277782
                                                  STD_185           1.427218        1.277095
--------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth                     ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Fund_Name                                         M_E          12/31/94-3yr   12/31/92-5yr    12/31/88-10yr     Inception
----------------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation                          ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Delaware Group Premium Small Cap Value Fund       ME_170         1.011332                                       1.000000
                                                  STD_170        1.011154                                       1.000000
                                                  ME_185         1.009786                                       1.000000
                                                  STD_185        1.009609                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Delaware Investments REIT Series                  ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation Portfolio            ME_170         1.067880                                       1.000000
                                                  STD_170        1.067506                                       1.000000
                                                  ME_185         1.065105                                       1.000000
                                                  STD_185        1.064734                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Small Cap Portfolio                       ME_170         7.671330       4.373175                        1.000000
                                                  STD_170        7.666181       4.371702                        1.000000
                                                  ME_185         7.623227       4.358552                        1.000000
                                                  STD_185        7.618119       4.357087                        1.000000
----------------------------------------------------------------------------------------------------------------------------
Fidelity Large Cap Portfolio                      ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Investments Fund Class II      ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Jurika & Voyles Core Equity Portfolio             ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Lazard International Stock                        ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                            ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Montgomery Variable Series Growth Fund            ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
NWQ Large Cap Portfolio                           ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Equity Portfolio           ME_170         1.932749       1.785756        1.011834        1.000000
                                                  STD_170        1.930336       1.784145        1.011652        1.000000
                                                  ME_185         1.920482       1.777963        1.011414        1.000000
                                                  STD_185        1.918085       1.776360        1.011231        1.000000
----------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund          ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                ME_170         0.984835                                       1.000000
                                                  STD_170        0.984659                                       1.000000
                                                  ME_185         0.984057                                       1.000000
                                                  STD_185        0.983880                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth                     ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------

Unit Values

-----------------------------------------------------------------
Product                                           MARQUIS
-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                      Data
---------------------------------------------------------------------------------------------------
Fund_Name                                         M_E               12/31/97      12/31/96-1yr
---------------------------------------------------------------------------------------------------
Smith Barney Money Market                         ME_170            1.119047        1.083066
                                                  STD_170           1.118244        1.082483
                                                  ME_185            1.113146        1.078968
                                                  STD_185           1.112346        1.078386
---------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                         ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
---------------------------------------------------------------------------------------------------
Strong Schafer Value Fund II                      ME_170            0.986229
                                                  STD_170           0.986229
                                                  ME_185            0.985896
                                                  STD_185           0.985896
---------------------------------------------------------------------------------------------------
TBC Managed Income                                ME_170            1.237612        1.147212
                                                  STD_170           1.236722        1.146594
                                                  ME_185            1.231142        1.142916
                                                  STD_185           1.230255        1.142300
---------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund Class II        ME_170            0.645140        0.928995
                                                  STD_170           0.644895        0.928828
                                                  ME_185            0.643290        0.927768
                                                  STD_185           0.643046        0.927601
---------------------------------------------------------------------------------------------------
Templeton International Fund Class II             ME_170            2.008218        1.795773
                                                  STD_170           2.006067        1.794189
                                                  ME_185            1.991371        1.783357
                                                  STD_185           1.989238        1.781784
---------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Equity Portfolio    ME_170            1.327109
                                                  STD_170           1.326869
                                                  ME_185            1.325661
                                                  STD_185           1.325422
---------------------------------------------------------------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio   ME_170
                                                  STD_170
                                                  ME_185
                                                  STD_185
---------------------------------------------------------------------------------------------------
US Government Securities Portfolio                ME_170            1.433546        1.294434
                                                  STD_170           1.432000        1.293276
                                                  ME_185            1.420893        1.284919
                                                  STD_185           1.419355        1.283765
---------------------------------------------------------------------------------------------------
Wargurg Pincus Emerging Markets Portfolio         ME_170            1.000000
                                                  STD_170           1.000000
                                                  ME_185            1.000000
                                                  STD_185           1.000000
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Fund_Name                                         M_E          12/31/94-3yr   12/31/92-5yr    12/31/88-10yr     Inception
----------------------------------------------------------------------------------------------------------------------------
Smith Barney Money Market                         ME_170         1.012836                                       1.000000
                                                  STD_170        1.012654                                       1.000000
                                                  ME_185         1.012030                                       1.000000
                                                  STD_185        1.011849                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Strategic Stock Portfolio                         ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Strong Schafer Value Fund II                      ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
TBC Managed Income                                ME_170         0.993964                                       1.000000
                                                  STD_170        0.993785                                       1.000000
                                                  ME_185         0.993204                                       1.000000
                                                  STD_185        0.993025                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund Class II        ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Templeton International Fund Class II             ME_170         1.292839       0.928297                        1.000000
                                                  STD_170        1.292163       0.928128                        1.000000
                                                  ME_185         1.287721       0.927358                        1.000000
                                                  STD_185        1.287047       0.927189                        1.000000
----------------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Equity Portfolio    ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Small Cap Stock Portfolio   ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------
US Government Securities Portfolio                ME_170         1.060362       1.061834                        1.000000
                                                  STD_170        1.059795       1.061643                        1.000000
                                                  ME_185         1.055708       1.060350                        1.000000
                                                  STD_185        1.055141       1.060158                        1.000000
----------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Emerging Markets Portfolio         ME_170                                                        1.000000
                                                  STD_170                                                       1.000000
                                                  ME_185                                                        1.000000
                                                  STD_185                                                       1.000000
----------------------------------------------------------------------------------------------------------------------------